MEMORANDUM OF CHANGES

                      VAN KAMPEN UNITS TRUSTS, SERIES 1129


   The Prospectus filed with Amendment No. 1 of the Registration Statement on Form S-6 has been revised to reflect information regarding the deposit of Van Kampen Unit Trusts, Series 1129 on July 28, 2011. An effort has been made to set forth below each of the substantive changes and also to reflect the same by blacklining the marked counterparts of the Prospectus submitted with the Amendment.

     Front Cover Page. The date of the Prospectus has been inserted and the preliminary prospectus disclosure has been removed.

     Economic Expansion Portfolio - Principal Investment Strategy. In the fourth paragraph of the this section, the percentage of funds in the Portfolio that are classified as "non-diversified" under the 1940 Act has been provided.

     Inflation Hedge Portfolio - Principal Investment Strategy. In the fifth paragraph of this section, the percentage of funds in the Portfolio that are classified as "non-diversified" under the 1940 Act has been provided.

     The "Fee Table," "Example," and "Essential Information" sections have been completed with respect to each Portfolio in the Prospectus.

     The "Portfolio" page and notes thereto have been finalized with respect to each Portfolio in the Prospectus.

     The "Report of Independent Registered Public Accounting Firm" page has been completed.

     The "Statements of Condition" page has been finalized.

     The "Public Offering--Sponsor Compensation" section has been revised to update the disclosure regarding the Sponsor's affiliation to the investment advisor of certain of the Portfolios' underlying funds.

     Back Cover Page. The date of the Prospectus has been inserted.